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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-57533, 333-49847, 333-70195 and 333-83949) and
on form S-8 (No. 333-52479) of Cheniere Energy, Inc. of our report dated
March 15, 2000 appearing on page 25 of Cheniere Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 24, 2000